                                                                  CONFORMED COPY




                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                      Date of Report - September 3, 1997

                          PETRO FINANCIAL CORPORATION


        Delaware                      1-13020                  74-2699614
------------------------           -------------            -------------------
(State of Incorporation)            (Commission             (IRS Employer Iden-
                                    File Number)             tification Number)



    6080 Surety Drive, El Paso, Texas                              79905
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)



                                (915) 779-4711
                              -------------------
                              (Telephone Number)

Item 4. -- Changes in Registrant's Certifying Accountant

    (a) On August 27, 1997, the Registrant notified Coopers & Lybrand LLP (El Paso, Texas office) of its decision to dismiss Coopers & Lybrand and to retain another independent accountant for the examination of its financial statements for fiscal year ended December 31, 1997.

    (b) During the last two most recent fiscal years, there were no disagreements with Coopers & Lybrand LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would require disclosure under the regulations.

    (c) Coopers & Lybrand LLP's report on the financial statements of the Registrant for the last two most recent fiscal years contained unqualified opinions.

    (d) A copy of Coopers & Lybrand LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this report on Form 8-K.

    (e) The change in the independent accountants was recommended by the Audit Committee of the Board of Directors.


    (f) On August 27, 1997, the Registrant notified Arthur Andersen LLP (Dallas, Texas office) of its intention to retain such firm as independent accountant for the examination of its financial statements for the fiscal year ended December 31, 1997.

    (g) During the last two most recent calendar years and through the date of this report, Registrant did not consult Arthur Andersen LLP on either the application of accounting principles to a completed or proposed specific transaction, or on the type of audit opinion that might be rendered on Registrant's financial statements.

    (h) A copy of Arthur Andersen LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this report on Form 8-K.

Item 7. -- Financial Statements and Exhibits
           ---------------------------------

          (c) Exhibits

     99.1 Letter dated September 3, 1997 from Coopers & Lybrand LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.

     99.2 Letter dated September 3, 1997 from Arthur Andersen LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PETRO FINANCIAL CORPORATION
                                          ---------------------------
                                          Registrant

September 3,  1997                        /s/ Larry J. Zine
------------------                        -----------------
Date                                      Larry J. Zine
                                          Executive Vice President &
                                          Chief Financial Officer

                          PETRO FINANCIAL CORPORATION


                                   FORM 8-K



                      Date of Report:   September 3, 1997


                                 EXHIBIT INDEX



  Item 7(c) Exhibits

     99.1   Letter dated September 3, 1997 from Coopers
            & Lybrand LLP stating whether it agrees
            with the statements set forth in Item 4
            of this Form 8-K.

     99.2   Letter dated September 3, 1997 from Arthur
            Andersen LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.